UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 5, 2019

LIBERTY PROPERTY TRUST

LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 E. Swedesford Road Wayne, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone, including area code:	(610) 648-1700

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.001 par value	LPT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 5, 2019, Liberty Property Trust (the “Company”) and Liberty Property Limited Partnership (the “Operating Partnership” and, together with the Company, the “Transaction Entities”) priced a public offering of 8,000,000 newly issued common shares of beneficial interest of the Company, par value $0.001 per share (“Common Shares”), at a public offering price of $50.50 per share. Goldman Sachs & Co. LLC and Citigroup Global Markets Inc. acted as joint book-running managers and underwriters for the offering. The Company also granted the underwriters an option to purchase up to an additional 1,200,000 Common Shares during the next 30 days. The underwriters exercised the option in full on September 9, 2019. The Transaction Entities estimate that the net proceeds from this offering, after expenses, will be approximately $447,939,000, including the proceeds from the sale of Common Shares pursuant to the option that the underwriters have exercised in full. This offering is expected to close on September 10, 2019. The underwriting agreement relating to the offering is filed as Exhibit 1.1 to this Report.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Exhibit Title

1.1	Underwriting Agreement, dated September 5, 2019, by and among the Company, the Operating Partnership, and Goldman Sachs & Co. LLC and Citigroup Global Markets Inc., as representatives to the several underwriters named in Schedule I thereto.

5.1	Opinion of Saul Ewing Arnstein & Lehr LLP, dated September 9, 2019.

8.1	Opinion of Cozen O’Connor P.C., dated September 9, 2019.

99.1	Press Release dated September 5, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

By:	/s/ Christopher J. Papa
Christopher J. Papa
Executive Vice President and
Chief Financial Officer

LIBERTY PROPERTY
LIMITED PARTNERSHIP

By:	Liberty Property Trust, its sole
General Partner

By:	/s/ Christopher J. Papa
Christopher J. Papa
Executive Vice President and
Chief Financial Officer

Dated: September 9, 2019